Fees Summary	Feb. 04, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 50,110,676.44
Previously Paid Amount	0.00
Total Fee Amount	6,920.28
Total Offset Amount	0.00
Net Fee	$ 6,920.28